Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

LHA Market State Alpha Seeker ETF (MSVX)
LHA Market State Tactical Beta ETF (MSTB)
LHA Market State Tactical Q ETF (MSTQ)
LHA Risk-Managed Income ETF (RMIF)
(the “Funds”)

July 30, 2024

Supplement to the Statement of Additional Information (“SAI”),
dated April 30, 2024

Effective August 7, 2024, the following updates are made to the Fund’s SAI:
The following replaces the second paragraph in the section entitled “General Information About The Trust” in the Fund’s SAI:
Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of LHA Market State Alpha Seeker ETF, LHA Market State Tactical Beta ETF, and LHA Market State Tactical Q ETF generally consists of 25,000 Shares, though this may change from time to time. A Creation Unit of the LHA Risk-Managed Income ETF generally consists of 5,000 shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Please retain this Supplement with your Statement of Additional Information for future reference.